                                                Net Interest Margin Trust 1995-A
                                                June, 2000
                                                Payment: July 17, 2000

                                                7.25% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                             Cusip #                   393534AC6
                                             Trust Account #          33-34309-0
                                             Distribution Date:    July 17, 2000

                                                                                            Per $1,000
Securitized Net Interest Margin Certificates                                                 Original
--------------------------------------------                                                 --------
1.  Amount Available                                                1,158,553.13
                                                                  --------------
    Pro rata Share of Excess from NIM 94-A                          2,631,445.07
                                                                  --------------
Interest

2.  Aggregate Interest                                                418,192.01             1.35776627
                                                                  --------------           ------------

3.  Amount Applied to:
    (a) accrued but unpaid Interest

4.  Remaining:
    (a) accrued but unpaid Interest

5.  Monthly Interest                                                  418,192.01
                                                                  --------------

Principal

6.  Current month's principal distribution                          3,371,806.19            10.94742269
                                                                  --------------           ------------

7.  Remaining outstanding principal balance                        65,846,182.22           213.78630590
                                                                  --------------           ------------
    Pool Factor                                                       0.21378631
                                                                  --------------
8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                   288,014,692.16 **
                                                                  --------------
9.  Aggregate amount on deposit in Reserve Fund                     7,500,000.00
                                                                  --------------
10. Subordinated Certificateholder payment  (interest
    earnings on Reserve Fund, pursuant to Section 5.8)                 36,758.08
                                                                  --------------
11. Aggregate principal balance of loans
    refinanced by Conseco Finance                                   2,693,404.45
                                                                  --------------
12. Weighted average CPR                                                  10.79%
                                                                  --------------
13. Weighted average CDR                                                   3.43%
                                                                  --------------
14. Annualized net loss percentage                                         2.29%
                                                                  --------------
15. Delinquency              30-59 day                                     1.70%
                                                                  --------------
                             60-89 day                                     0.58%
                                                                  --------------
                             90+ day                                       0.96%
                                                                  --------------
                             Total 30+                                     3.24%
                                                                  --------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/00.

                                               Net Interest Margin Trust 1995-A
                                               June, 2000
                                               Payment: July 17, 2000




                                                          Fee Assets
                     --------------------------------------------------------
                         Guarantee              Inside             Fee Asset
                            Fees                 Refi                Total
                     --------------------------------------------------------

GTFC 1994-5             114,876.17            12,532.31           127,408.48
GTFC 1994-6               5,605.99            20,097.15            25,703.14
GTFC 1994-7              31,410.55            12,354.33            43,764.88
GTFC 1994-8                   0.00            17,127.74            17,127.74
GTFC 1995-1                   0.00            28,067.94            28,067.94
GTFC 1995-2                   0.00                 0.00                 0.00
GTFC 1995-3              66,681.76            54,182.29           120,864.05
GTFC 1995-4             103,557.65            19,204.34           122,761.99
GTFC 1995-5                   0.00                 0.00                 0.00
                     --------------------------------------------------------

                        322,132.12           163,566.10           485,698.22

Total amount of Guarantee Fees and

     Inside Refinance Payments                                    485,698.22
                                                              --------------
Subordinated Servicing Fees                                       539,327.57
                                                              --------------
Payment on Finance 1 Note                                       1,025,025.79
                                                              --------------
Allocable to Interest (current)                                   675,727.42
                                                              --------------
Allocable to accrued but unpaid Interest                                0.00
                                                              --------------
Accrued and unpaid Trustee Fees                                         0.00
                                                              --------------
Allocable to Principal                                            349,298.37
                                                              --------------
Finance 1 Note Principal Balance                              111,495,240.25
                                                              --------------

                                                Net Interest Margin Trust 1995-A
                                                June, 2000
                                                Payment: July 17, 2000





                                              Inside
                               Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                    63,116.67     21,309.89     84,426.56
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                     5,688.49     43,412.29     49,100.78
                           ==========================================

                               68,805.16     64,722.18    133,527.34

                           Total Residual and Inside

                               Refinance Payments         133,527.34